Exhibit 10.25

EXECUTION COPY

EXCHANGE AGREEMENT

THIS EXCHANGE AGREEMENT (this “Agreement”), dated as of                      , 2022, is entered into among SCOPUS BIOPHARMA INC., a Delaware corporation (“Scopus”), DUET BIOTHERAPUETICS INC., a Delaware corporation (“Duet”), and                 (the “Holder”).

WHEREAS, Holder currently holds Series W Warrants of Scopus to purchase                 Series B Units of Scopus (the “Existing Warrant”); and

WHEREAS, Scopus and Holder wish to exchange the Existing Warrant for                 shares of Duet Class B Common Stock, par value $0.001 (the “Class B Common Stock”) (to be authorized by the filing with the Delaware Secretary of State of the Second Amended and Restated Certificate of Incorporation of Duet (the “Duet Charter”).

NOW, THEREFORE, in consideration of the mutual covenants and agreements hereinafter set forth and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

1.Exchange of Existing Warrant. Subject to the terms and conditions set forth herein, at the Closing (as defined in Section 2), Holder shall surrender the Existing Warrant for, and the Company shall cancel the Existing Warrant and shall transfer to Holder,                 shares of Class B Common Stock (the “Shares”), as directed by the Holder as set forth on the signature page hereto. Holder agrees that, at the Closing, the Existing Warrant will be cancelled and of no further force or effect.

2.Closing. Subject to the terms and conditions contained in this Agreement, the Closing of the exchange provided for in Section 1 of this Agreement (the “Closing”) shall take place at 11:59 p.m. on                    , 2022 (the “Closing Date”) at the offices of Dechert LLP, or at such other place or on such other date as Scopus may notify Holder in writing.

3.Representation and Warranties of Holder.

(a)If Holder is an entity, it is duly organized, validly existing and in good standing under the laws of the state of its organization.

(b)If Holder is an entity, it has all requisite power and authority to enter into this Agreement, to carry out its obligations hereunder and to consummate the transactions contemplated hereby. If Holder is an entity, the execution and delivery by Holder of this

Agreement, the performance by Holder of its obligations hereunder and the consummation by Holder of the transactions contemplated hereby have been duly authorized by all requisite corporate or other action on the part of Holder. This Agreement has been duly executed and delivered by Holder and (assuming due authorization, execution and delivery by Scopus and Duet) this Agreement constitutes a legal, valid and binding obligation of Holder enforceable against Holder in accordance with its terms, except as such enforceability may be limited by (i) applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting the enforcement of creditors’ rights generally and (ii) general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law).

(c)The Existing Warrant is owned of record and beneficially by Holder, free and clear of all encumbrances.

(d)No governmental, administrative or other third-party consents or approvals are required by or with respect to Holder in connection with the execution and delivery of this Agreement and the consummation of the transactions contemplated hereby.

(e)There are no actions, suits, claims, investigations or other legal proceedings pending or, to the knowledge of Holder, threatened against or by Holder that challenge or seek to prevent, enjoin or otherwise delay the transactions contemplated by this Agreement.

(f)No broker, finder or investment banker is entitled to any brokerage, finder’s or other fee or commission in connection with the transactions contemplated by this Agreement based upon arrangements made by or on behalf of Holder.

(g)Holder is not acquiring the Shares as a nominee or agent or otherwise for any other person.

(h)Holder will comply with all applicable laws and regulations in effect in any jurisdiction in which Holder exchanges, purchases or sells the Shares and obtain any consent, approval or permission required for such exchanges, purchases or sales under the laws and regulations of any jurisdiction to which Holder is subject or in which Holder makes such exchanges, purchases or sales, and neither Scopus nor Duet shall have any responsibility therefor.

(i)Holder understands and accepts that the acquisition of the Shares involves various risks. Holder represents that it is able to bear any loss associated with an investment in the Shares.

(j)Holder confirms that it is not relying on (and will not at any time rely on) any communication (written or oral) of Duet or Scopus or any of their respective affiliates, as investment or tax advice or as a recommendation to acquire the Shares. It is understood that information and explanations related to the terms and conditions of the Shares by Duet, Scopus or any of their respective affiliates shall not be considered investment or tax advice or a recommendation to acquire the Shares, and that neither Duet, Scopus, nor any of their respective affiliates is acting or has acted as an advisor to Holder in deciding to invest in the Shares. Holder acknowledges that neither Duet, Scopus, nor any of their respective affiliates, has made any representation regarding the proper characterization of the Shares for purposes of determining whether Holder has authority to invest in the Shares.

(k)Holder is familiar with the business and financial condition and operations of each of Scopus and Duet. Holder has had access to such information concerning Scopus, Duet and the Shares as it deems necessary to enable it to make an informed investment decision concerning the acquisition of the Shares, including but not limited to the information about Duet included in the Scopus’s filings with the Securities and Exchange Commission (the “Commission”), including the risks described in the sections entitled “Risk Factors” in Scopus’s Annual Report on Form 10-K for the year ended December 31, 2021 and Quarterly Report on Form 10-Q for the quarter ended June 30, 2022.

(l)Holder understands that, unless Holder notifies the Scopus and Duet in writing to the contrary at or before the Closing, each of Holder’s representations and warranties contained in this Agreement will be deemed to have been reaffirmed and confirmed as of the Closing, taking into account all information received by the undersigned.

(m)Holder acknowledges that each of Scopus and Duet have the right in their absolute discretion to abandon this transaction at any time prior to the completion of the offering. This Agreement shall thereafter have no force or effect.

(n)Holder understands that no federal or state agency has passed upon the merits or risks of an investment in the Shares or made any finding or determination concerning the fairness or advisability of this investment.

(o)Holder confirms that Duet and Scopus have not (A) given any guarantee or representation as to the potential success, return, effect or benefit (either legal, regulatory, tax, financial, accounting or otherwise) of an investment in the Shares or (B) made any representation to the undersigned regarding the legality of an investment in the Shares under applicable legal investment or similar laws or regulations. In deciding to purchase the Shares, the undersigned is not relying on the advice or recommendations of Duet or Scopus, and Holder has made its own independent decision that the investment in the Shares is suitable and appropriate for it.

(p)Holder has such knowledge, skill and experience in business, financial and investment matters that the undersigned is capable of evaluating the merits and risks of an investment in the Shares. With the assistance of Holder’s own professional advisors, to the extent that the undersigned has deemed appropriate, Holder has made its own legal, tax, accounting, and financial evaluation of the merits and risks of an investment in the Shares and the consequences of this Agreement. Holder has considered the suitability of the Shares as an investment in light of its own circumstances and financial condition and the undersigned is able to bear the risks associated with an investment in the Shares, and it is authorized to invest in the Shares.

(q)Holder is an “accredited investor” as defined in Rule 501(a) under the Securities Act. Holder agrees to furnish any additional information requested by Duet or Scopus or any of their affiliates to assure compliance with applicable U.S. federal securities law and applicable state securities, “blue sky” or other similar laws (collectively referred to as the “State Securities Laws”) in connection with the acquisition of the Shares. Any information that has been furnished or that will be furnished by Holder to evidence its status as an accredited investor is accurate and complete, and does not contain any misrepresentation or material omission.

(r)Holder is acquiring the Shares solely for its own beneficial account, for investment purposes, and not with a view to, or for resale in connection with, any distribution of the Shares. Holder understands that the Shares have not been registered under the Securities Act or any State Securities Laws by reason of specific exemptions under the provisions thereof which depend in part upon the investment intent of Holder and of the other representations made by Holder in this Agreement. Holder understands that Duet and Scopus are relying upon the representations and agreements contained in this Agreement (and any supplemental information) for the purpose of determining whether this transaction meets the requirements for such exemptions.

(s)Holder understands that the Shares are “restricted securities” under applicable federal securities laws and that the Securities Act and the rules of the Commission provide in substance that the undersigned may dispose of the Shares only pursuant to an effective registration statement under the Securities Act or an exemption from the registration requirements of the Securities Act, and the undersigned understands that Duet and Scopus have no obligation or intention to register any of the Shares or the offering or sale thereof, or to take action so as to permit offers or sales pursuant to the Securities Act or an exemption from registration thereunder (including pursuant to Rule 144 thereunder). Accordingly, Holder understands that under the Commission’s rules, Holder may dispose of the Shares only in “private placements” which are exempt from registration under the Securities Act, in which event the transferee will acquire “restricted securities,” subject to the same limitations that apply to the Shares in the hands of Holder. Consequently, Holder understands that Holder must bear the economic risks of the investment in the Shares for an indefinite period of time.

(t)Holder acknowledges that neither Scopus nor Duet nor any other person offered to sell the Shares to it by means of any form of general solicitation or advertising,

including but not limited to: (A) any advertisement, article, notice or other communication published in any newspaper, magazine or similar media or broadcast over television or radio or (B) any seminar or meeting whose attendees were invited by any general solicitation or general advertising.

4.Certain Covenants.

(a) Transferability. Holder agrees that until such time as the Class B Common Stock has been accepted for trading or quotation on a public trading market, the Shares may not be sold, transferred, assigned, pledged, hypothecated, mortgaged or otherwise transferred or disposed of without the consent of Duet in its sole discretion, except by (i) transfer by will or intestate device, (ii) by lifetime gifts or transfers to family members, trusts, or other family-related entities therefor for bona-fide estate and family planning purposes and (iii) to the partners, members or shareholders of an entity which is the holder of Shares issued pursuant to this Agreement; provided, however, that any transferee of such Shares agrees in writing to hold such Shares subject to these terms, conditions and restrictions on transfer.

(b) Restricted Securities. Holder agrees that Holder will not sell, transfer, assign, pledge, hypothecate, mortgage or otherwise transfer or dispose of the Shares or any interest therein, or make any offer or attempt to do any of the foregoing, unless the transaction is registered under the Securities Act and complies with the requirements of all applicable State Securities Laws, or the transaction is exempt from the registration provisions of the Securities Act and all applicable requirements of State Securities Laws. Holder agrees that the Shares will bear a legend making reference to the foregoing restrictions in paragraph (a) and this paragraph (b) and that Scopus and its affiliates and Duet and its affiliates shall not be required to give effect to any purported transfer of such Shares, except upon compliance with the foregoing restrictions.

5.Further Assurances. Following the Closing, each of the parties hereto shall execute and deliver such additional documents, instruments, conveyances and assurances, and take such further actions as may be reasonably required to carry out the provisions hereof and give effect to the transactions contemplated by this Agreement.

6.Expenses. All costs and expenses incurred in connection with this Agreement and the transactions contemplated hereby shall be paid by the party incurring such costs and expenses.

7.Notices. All notices and other communications provided for herein shall be in writing and shall be deemed to have been duly given if delivered via email, personally or sent by registered or certified mail, return receipt requested, postage prepaid to the following addresses (or such other address as either party shall have specified by notice in writing to the other):

If to Duet or Scopus:	420 Lexington Avenue, Suite 300
New York, NY 10170
E-mail:
Attention:

with a copy to:	Dechert LLP
3 Bryant Park
New York, NY 10036
E-mail:
Attention:

If to Holder:	As set forth on signature page

8.Entire Agreement. This Agreement constitutes the sole and entire agreement of the parties to this Agreement with respect to the subject matter contained herein, and supersedes all prior and contemporaneous understandings, agreements, representations and warranties, both written and oral, with respect to such subject matter.

9.Successor and Assigns. This Agreement shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors and permitted assigns. No party may assign any of its rights or obligations hereunder without the prior written consent of the other parties hereto, which consent shall not be unreasonably withheld or delayed.

10.Headings. The headings in this Agreement are for reference only and shall not affect the interpretation of this Agreement.

11.Amendment and Modification; Waiver. This Agreement may only be amended, modified or supplemented by an agreement in writing signed by each party hereto. No waiver by any party of any of the provisions hereof shall be effective unless explicitly set forth in writing and signed by the party so waiving. Except as otherwise set forth in this Agreement, no failure to exercise, or delay in exercising, any rights, remedy, power or privilege arising from this Agreement shall operate or be construed as a waiver thereof; nor shall any single or partial exercise of any right, remedy, power or privilege hereunder preclude any other or further exercise thereof or the exercise of any other right, remedy, power or privilege.

12.Severability. If any term or provision of this Agreement is invalid, illegal or unenforceable in any jurisdiction, such invalidity, illegality or unenforceability shall not affect any other term or provision of this Agreement or invalidate or render unenforceable such term or provision in any other jurisdiction. Upon such determination that any term or other provision is invalid, illegal or unenforceable, the parties hereto shall negotiate in good faith to modify this Agreement so as to effect the original intent of the parties as closely as possible in a mutually acceptable manner in order that the transactions contemplated hereby be consummated as originally contemplated to the greatest extent possible.

13.Governing Law. This Agreement shall be governed by and construed in accordance with the internal laws of the State of New York without giving effect to any choice or conflict of law provision or rule (whether of the State of New York or any other jurisdiction). Any legal suit, action or proceeding arising out of or based upon this Agreement or the transactions contemplated hereby may be instituted in the federal courts of the United States located in the Southern District of New York, and each party irrevocably submits to the exclusive jurisdiction of such courts in any such suit, action or proceeding. Service of process, summons, notice or other document by mail to such party’s address set forth herein shall be effective service of process for any suit, action or other proceeding brought in any such court. The parties irrevocably and unconditionally waive any objection to the laying of venue of any suit, action or any proceeding in such courts and irrevocably waive and agree not to plead or claim in any such court that any such suit, action or proceeding brought in any such court has been brought in an inconvenient forum.

14.Counterparts. This Agreement may be executed in counterparts, each of which shall be deemed an original, but all of which together shall be deemed to be one and the same agreement. A signed copy of this Agreement delivered by facsimile, e-mail or other means of electronic transmission shall be deemed to have the same legal effect as delivery of an original signed copy of this Agreement.

[SIGNATURE PAGE FOLLOWS]

IN WITNESS WHEREOF, the parties hereto have executed this Agreement on the date first written above.

SCOPUS BIOPHARMA INC.

By
Name:
Title:

DUET BIOTHERAPEUTICS INC.

By
Name:
Title:

[HOLDER]

By
Name:
Title:

Holder Contact Information:

Street Address:

City, State Zip Code:

Email:

Name to be Registered
(if different than above)